SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 1, 2009

310 HOLDINGS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-52444	20-4924000
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

500 Technology Square
Cambridge, Massachusetts 02139

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

289-668-7222
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On October 1, 2009, 310 Holdings, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Ronald Baldwin, Jr. The Company subsequently assigned and approved Mr. Baldwin to serve as the Chief Financial Officer to its wholly owned subsidiary Pak-It, LLC (“Pak-It”).

Pursuant to the Employment Agreement, Mr. Baldwin will serve a three year term at an annual base salary of $144,000. Mr. Baldwin’s annual salary is subject to review by the Company’s Board of Directors on an annual basis; however, the base salary shall not be less than $144,000 for any annual period. Mr. Baldwin will be responsible for implementing financial reporting software with the Company's engineers as well as financial and audit controls for the Company and all of its subsidiaries.  It is anticipated that Mr. Baldwin will be appointed as the Chief Financial Officer of the Company during the first quarter of 2010.

In addition, the Company, Mr Baldwin and the law firm of MacFarlane, Ferguson & McMullen (the “Escrow Agent”) entered into an escrow agreement (the “Escrow Agreement”), whereby the Company has deposited $144,000 with the Escrow Agent representing a severance amount to be paid to Mr. Baldwin under certain circumstances set forth in the Employment Agreement.

Ron Baldwin, Mr. Baldwin is a CPA with 15 years experience in public accounting. Mr. Baldwin is licensed to practice accounting in Florida and North Carolina and law in Florida. Mr. Baldwin holds a B.S. in Accounting magna cum laude from the University of South Florida and a J.D. and L.L.M in Taxation cum laude from the University of Florida. Mr. Baldwin was admitted to the Florida Bar in 2000.

From 1991 to 2005 Mr. Baldwin was a staff accountant at Baldwin & Weber, CPA’s and then a partner in R.C. Baldwin, CPA’s providing management advisory services to small and medium sized business clients. From 2005 to 2007 Mr. Baldwin was the Manager of Taxation at Moore, Stephens, Lovelace, P.A., a regional CPA firm with offices in Miami, Orlando, and Tampa. From 2007 to 2009 Mr. Baldwin was the Vice President of Finance at Hegemon Capital, a special opportunity hedge fund that was involved in over $100 million in loan placements and equity investments.

The foregoing description of the Employment Agreement and the Escrow Agreement are not intended to be complete and are qualified in their entirety by the complete text of those agreements attached as exhibits to this Current Report on Form 8-K.

Item 9.01Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

N/A

(b)	PRO FORMA FINANCIAL INFORMATION.

N/A

(d)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement by and between 310 Holdings, Inc. and Ronald Baldwin, Jr.
10.2	Escrow Agreement by and among 310 Holdings, Inc. Ronald Baldwin, Jr. and MacFarlane, Ferguson & McMullen

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

310 Holdings, Inc.
October 5, 2009	By:	/s/ John Bordynuik
John Bordynuik
Title: Chief Executive Officer